Interest Income (Expense), Net	12 Months Ended
Dec. 31, 2023
Banking and Thrift, Interest [Abstract]
Interest Income (Expense), Net	INTEREST INCOME (EXPENSE), NET
Interest income (expense), net consisted of the following:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Income	226	71	13
Expense	(55)	(13)	(42)
Total	171	58	(29)

Interest income is related to cash and cash equivalents, short-term deposits and marketable securities held by the Company.
Interest income, net recorded in 2023 was composed of $226 million of interest income, partially offset by interest expense on borrowings and banking fees of $55 million.
Interest expense included the financial cost of the convertible bonds issued by the Company in 2020. On January 1, 2022, the Company adopted the new U.S. GAAP reporting guidance on distinguishing liabilities from equity and EPS. The new guidance was adopted by applying the modified retrospective method, under which prior year periods are not restated. Interest expense recorded in 2021 included a charge of $34 million related to the outstanding senior unsecured convertible bonds, mainly resulting from the non-cash accretion expense, as recorded under the previous accounting guidance. With the adoption of the new guidance, the finance cost of the convertible debt instruments outstanding at the date of adoption is limited to the amortization expense of debt issuance costs. The amortization expense of debt issuance costs amounted to $1 million for the year ended December 31, 2023, $1 million for the year ended December 31, 2022 and $3 million for the year ended December 31, 2021.
No borrowing cost was capitalized in 2023, 2022 and 2021. Nominal interest income received in cash on U.S. Treasury Bonds classified as available-for-sale marketable securities amounted to $15 million for the year ended December 31, 2023, $1 million for the year ended December 31, 2022 and $1 million for the year ended December 31, 2021.